EXHIBIT 99.2
                                                                    ------------












                          MASTER DISTRIBUTION AGREEMENT

                                     BETWEEN

                           APOLLO ENERGY SYSTEMS, INC.

                                       AND

                          VOLTAGE VEHICLES CORPORATION,
                        A SUBSIDIARY OF ZAP INCORPORATED

                          MASTER DISTRIBUTION AGREEMENT

                                     between

                            APOLLO ENERGY SYSTEMS INC

                                       and

                          VOLTAGE VEHICLES CORPORATION

                                TABLE OF CONTENTS


1.0             PARTIES                                                  Page 2
2.0             RECITALS                                                 Page 2
3.0             DEFINITIONS.                                             Page 2
4.0             EXCLUSIVE MASTER DISTRIBUTION TERRITORY                  Page 3
5.0             RIGHT OF FIRST REFUSAL                                   Page 3
6.0.            CONSIDERATION                                            Page 4
7.0             TERM                                                     Page 4
8.0             QUOTAS                                                   Page 4
9.0             SALES TO DISTRIBUTOR                                     Page 5
10.0            EXCLUSIONS FROM COMMISSION                               Page 5
11.0            DISTRIBUTOR's restrictionS                               Page 5
12.0            DISTRIBUTOR as independent contractor                    Page 5
13.0            compliance with law                                      Page 6
14.0            material to be furnished by MANUFACTURER                 Page 6
15.0            training                                                 Page 6
16.0            MANUFACTURER's warranty                                  Page 6
17.0            indemnification                                          Page 7
18.0            DISTRIBUTOR to promote sales                             Page 7
19.0            termination                                              Page 7
20.0            Exclusivity                                              Page 8
21.0            sale to MANUFACTURER or subsidiaries                     Page 8
22.0            acceptance of orders                                     Page 8
23.0            Responsibility of MANUFACTURER                           Page 9
24.0            place of business and advertising                        Page 9
25.0            assignment                                               Page 9
26.0            waiver                                                  Page 10
27.0            governing law                                           Page 10
30.0            aRBITRATION                                             Page 10
31.0            effect of partial invalidity                            Page 10
32.0            paragraph headings                                      Page 11
33.0            apoLLO POWER PLANTS                                     Page 11

                          MASTER DISTRIBUTION AGREEMENT

                                     between

                            APOLLO ENERGY SYSTEMS INC

                                       and

                          Voltage Vehicles Corporation


1.0 PARTIES

This AGREEMENT made, effective as of August 6, 2004, by and between APOLLO ENERGY SYSTEMS INC , a corporation organized and existing under the laws the Commonwealth of Delaware, with its principal office located at 2301 N.W. 33rd Court, Pompano Beach, Florida 33069, United States of America, referred to as MANUFACTURER, and Voltage Vehicles, a corporation organized and existing under the laws of the state of Nevada, located at 2533 North Carson Street, Carson City, Nevada, 89706, United States of America, referred to as DISTRIBUTOR.

2.0 RECITALS

2.1 MANUFACTURER is engaged in the manufacture of APOLLO ENERGY SYSTEMS, motor vehicles and other products as defined in the AGREEMENT. MANUFACTURER has offered to appoint DISTRIBUTOR as an authorized APOLLO ENERGY SYSTEMS INC. DISTRIBUTOR for certain products in accordance with the terms and conditions set forth in this AGREEMENT and for the period as provided in this AGREEMENT.
2.2. DISTRIBUTOR desires to market MANUFACTURER's products within the territories specified in the AGREEMENT. DISTRIBUTOR has expressed its willingness to become an authorized APOLLO ENERGY SYSTEMS INC. DISTRIBUTOR of certain products of MANUFACTURER in accordance with the terms and conditions set forth in the AGREEMENT.
2.3 MANUFACTURER desires to grant to DISTRIBUTOR an exclusive Master Distribution License as specified in this AGREEMENT.

In consideration of the matters described above, and of the mutual benefits and obligations set forth in this AGREEMENT, the parties agree as follows:

3.0 DEFINITIONS.

As used in this AGREEMENT, the terms defined herein below, have the following meanings:

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TERM                                             MEANING

MANUFACTURER                 APOLLO ENERGY SYSTEMS INC

DISTRIBUTOR                  Voltage Vehicles Corporation

PRODUCT APOLLO ENERGY SYSTEMS INC motor vehicles including but not limited to the Silver Volt, Mars II, ASV-1 and others to be developed by MANUFACTURER.

AUTHORIZED                   APOLLO ENERGY SYSTEMS INC manufactured parts and
PRODUCTS or                  equipment, including but not limited to:
AUTHORIZED
REPLACEMENT PARTS            Apollo Power Plants, Models 101B, 102C, 104C, 115C,
                             127C and successors;

                             Fuel Cells, including but not limited to Phosphoric Acid Fuel Cells, Proton Exchange Membrane Fuel Cells, Liquid Molten Carbonate Fuel Cells, Solid Oxide Fuel Cells, Alkaline Apollo Fuel Cells, Direct Methanol Mars Fuel Cells, and successors;

                             Tri-polar Lead Cobalt Batteries;

                             Propulsion Fuel, Ammonia Cracker Aqua-Ammonia De-watering units & Hydrocarbon Reformers, Fuel Tanks, Fuel Pumps;

                             Electric Motors;

                             Electronic Motor Controllers;

                             Fast and Slow On-Board and Stand Alone Chargers;

                             AC to DC Converters;

                             Charge Receptacles and Wiring Harnesses;

                             Solar Cells;

                             DC to AC Inverters;

                             Watt Hour Meters; and

                             Microprocessors;



4.0 EXCLUSIVE MASTER DISTRIBUTION TERRITORY

MANUFACTURER grants to DISTRIBUTOR the exclusive right to sell the Products to a certain class of customer within the fifty states of the United States of America.

4.1 CUSTOMERS. The DISTRIBUTOR will sell exclusively to companies whose business substantially involves the sale of Used Cars or Used Vehicles powered by internal combustion engines. It is understood that once these companies become customers of the DISTRIBUTOR, they may then be considered as New Car Dealers for the sale of electrically powered vehicles.

5.0 FIRST RIGHT OF REFUSAL.

MANUFACTURER and DISTRIBUTOR may enter into other AGREEMENTS that may grant DISTRIBUTOR other territories, but no such AGREEMENT is in existence at this time.

6.0. CONSIDERATION

Consideration for this contract will be 25,000 of ZAP Series B-2 Warrants.

7.0 TERM

7.1 The term of this AGREEMENT shall be from August 6, 2004 through August 5,2009, as long as the minimum quota is met as set forth in Paragraph 8.
7.2 DISTRIBUTOR shall have an option to renew this AGREEMENT at the end of that period of time for additional periods of one (1) year, up to five additional years, provided the minimum annual quota is met in Paragraph 8.0.
7.3 In this connection, if DISTRIBUTOR has met its quota set forth in this AGREEMENT, such renewal for five (5) years shall be deemed automatic unless DISTRIBUTOR notifies MANUFACTURER in writing of its intention not to renew the AGREEMENT. Notice of the exercise of the option not to renew shall be given to MANUFACTURER in writing not less than ninety (90) days prior to the expiration date of the AGREEMENT.

8.0 QUOTAS

8.1 Starting in year 2004, the DISTRIBUTOR shall order from the MANUFACTURER Electric Propulsion Systems, as defined above, installed in vehicles of a size and weight similar to the Classic VW at a cost of $13,500 per vehicle for the System and $900 per vehicle for installation, in the following quantities:

        Year 2004                        50 Systems, Installed
        Year 2005                       450 Systems, Installed
        Year 2006                     1,500 Systems, Installed
        Year 2007                     2,000 Systems, Installed
        Year 2008                     3,000 Systems, Installed

Should the above quota not be met, this agreement may be terminated by either party giving to the other party a thirty (30) day written notice of termination. In the event of termination, Apollo may retain the 25,000 Warrants as liquidated damages.

9.0 SALES PRICE TO DISTRIBUTOR
Intentiaonally omitted.

10.0 EXCLUSIONS FROM COMMISSION
Intentionally omitted.

11.0 DISTRIBUTOR'S RESTRICTIONS

11.1 DISTRIBUTOR accepts the above granted Master Distribution License to purchase the PRODUCTS and agrees to devote its best efforts to sell and purchase all of the Products and make the minimum purchases as set forth under the Quota in paragraph 8.
11.2 DISTRIBUTOR further agrees to develop sales of the Products exclusively in the above-specified territory and not to sell or offer for sale any of the Products outside this territory or others defined in paragraph 4.1 above.
11.3 DISTRIBUTOR agrees and understands that the MANUFACTURER has the right to sell and may sell the Products in the Territory to customers other than those described in paragraph 4.1 above without any obligation or compensation to the DISTRIBUTOR. Some of these customers may be electric utility companies or New Car Dealers.

12.0 DISTRIBUTOR AS INDEPENDENT CONTRACTOR

12.1 DISTRIBUTOR is and shall remain an independent contractor and DISTRIBUTOR alone shall be answerable for any loss or damage caused by DISTRIBUTOR, its employees or agents.
12.2 DISTRIBUTOR may indicate in its advertising and on its stationery that DISTRIBUTOR is the authorized APOLLO ENERGY SYSTEMS INC. DISTRIBUTOR and that PRODUCTS promoted or sold by DISTRIBUTOR were manufactured by MANUFACTURER, and MANUFACTURER does not thereby appoint DISTRIBUTOR its agent or authorized DISTRIBUTOR to represent itself as such, nor does MANUFACTURER authorize DISTRIBUTOR to pledge the credit of MANUFACTURER or enter into a contract for MANUFACTURER, nor does MANUFACTURER convey to DISTRIBUTOR any property interest in MANUFACTURER's corporate name, trademarks, or patents. Whatever use DISTRIBUTOR makes of the corporate name and/or trademark of MANUFACTURER shall for the exclusive benefit of MANUFACTURER.
12.3 MANUFACTURER grants to DISTRIBUTOR, and DISTRIBUTOR accepts, an exclusive Master Distribution License (pursuant to the terms of section 4.1 above) to sell and distribute MANUFACTURER's PRODUCTS and entitle retail automobile dealers as DISTRIBUTOR'S dealers in MANUFACTURER's PRODUCTS within the 50 states of the United States of America.

13.0 COMPLIANCE WITH LAW

13.1 DISTRIBUTOR agrees that it will not violate any applicable law or regulation of any country or political subdivision thereof in performing or purporting to perform any act arising out of or in connection with this AGREEMENT.
13.2 Pursuant to the above-stated obligation, DISTRIBUTOR agrees to maintain such records as required by the applicable laws and regulations and to provide all written assurances required by MANUFACTURER in connection with such laws and regulations.

14.0 MATERIAL TO BE FURNISHED BY MANUFACTURER

MANUFACTURER will furnish to DISTRIBUTOR technical and sales promotional material, brochures, bulletins, and specification data on the PRODUCTS. Such material will be furnished in reasonable quantities to DISTRIBUTOR at MANUFACTURER'S actual cost.

15.0 TRAINING

DISTRIBUTOR agrees to make available to MANUFACTURER appropriate personnel at reasonable times and places for training on servicing the PRODUCTS. Such training to be provided by MANUFACTURER at MANUFACTURER'S location to help DISTRIBUTOR fulfill its obligations under and pursuant to this AGREEMENT.

16.0 MANUFACTURER'S WARRANTY

16.1 DISTRIBUTOR acknowledges and agrees that each PRODUCT sold by DISTRIBUTOR is subject to MANUFACTURER's warranty for such PRODUCT as set forth in the PRODUCT warranty applicable to such PRODUCT. Such warranty shall survive termination of this AGREEMENT.
16.2 MANUFACTURER reserves the right to change the terms of its PRODUCT warranty applicable to PRODUCTS from time to time.
16.3 MANUFACTURER's sole obligation under its PRODUCT warranty will be limited to either, and at MANUFACTURER's option and expense, repairing or replacing the PRODUCT or parts of the PRODUCT returned to the MANUFACTURER by DISTRIBUTOR for DISTRIBUTOR's customer, freight on board MANUFACTURER's plant, in which MANUFACTURER reasonably determines did not conform to the applicable MANUFACTURER PRODUCT warranty.
16.4 DISTRIBUTOR's or DISTRIBUTOR's customer's exclusive remedy for breach of MANUFACTURER's PRODUCT warranty will be the enforcement of MANUFACTURER's obligations under the applicable PRODUCT warranty against MANUFACTURER.
16.5 DISTRIBUTOR is not authorized to assume on behalf of MANUFACTURER any other or additional warranty obligations or liability in connection with PRODUCTS and DISTRIBUTOR agrees to indemnify and hold MANUFACTURER harmless with respect to any such other or additional warranty obligations or liability granted by DISTRIBUTOR.
16.6 MANUFACTURER's PRODUCT warranty is exclusive in lieu of all other warranties, whether expressed, implied, or statutory, including, but not limited to, any warranty of merchantability or fitness for any particular purpose.

17.0 INDEMNIFICATION

17.1 DISTRIBUTOR does not become, and is not, by virtue of this AGREMENT, the agent or legal representative of MANUFACTURER for any purpose whatsoever.
17.2 DISTRIBUTOR is not granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the MANUFACTURER in any manner or thing whatsoever either by MANUFACTURER's acts or the acts of MANUFACTURER's agents, employees, or attorneys.

17.3 DISTRIBUTOR covenants and agrees to indemnify MANUFACTURER for any and all claims or judgments arising from the actions of DISTRIBUTOR or DISTRIBUTOR's agents, employees, or attorneys that create an obligation on part of MANUFACTURER as set forth in this AGREEMENT. This covenant does not negate or modify any implied warranties of merchantability or of fitness for a particular purpose.
17.4 No director, officer, or employee of the MANUFACTURER shall be personally liable for the obligations under this AGREEMENT, except for acts which constitute fraud or willful misconduct.

18.0 DISTRIBUTOR TO PROMOTE SALES

DISTRIBUTOR agrees that it will actively promote the sale of PRODUCTS and to this end of will:
18.1 Promote the sale of the PRODUCTS through a sales program including personal and mail solicitation of retail automobile dealers and provide prompt and reliable service and PRODUCT demonstrations;
18.2 Require its retail automobile dealers to maintain suitable displays of the PRODUCTS on their premises and offer demonstrations of the PRODUCTS to their potential customers; and
18.3 Require its retail automobile dealers to maintain a representative inventory of PRODUCTS, as mutually agreed between MANUFACTURER and DISTRIBUTOR, and to employ technically qualified personnel to assure prompt delivery to its customers.

19.0 TERMINATION

19.1 This AGREEMENT shall continue in force and govern all transactions and relations between the parties to this AGREEMENT until canceled or terminated.
19.2 Either party may cancel or terminate this AGREEMENT with cause, and including any term, conditions, agreements, covenants or breach of the provisions of this AGREEMENT, providing the party desiring to terminate or cancel the AGREEMENT gives the other notice at least thirty (30) days prior to the effective date of such cancellation, such notice to be given in writing and delivered to the address set forth above. In the event that DISTRIBUTOR files a petition of bankruptcy, the AGREEMENT may be terminated immediately.
19.3 Any bona fide order accepted by MANUFACTURER shall not be in any way affected by such cancellation or termination.
19.4 Such cancellation or termination shall not release DISTRIBUTOR from any payments and owing to MANUFACTURER.
19.5 Upon termination, DISTRIBUTOR will not sell, market or advertise MANUFACTURER'S Products to existing or prospective dealers within DISTRIBUTOR'S distribution network and, MANUFACTURER will not sell, market or advertise MANUFACTURER's Products to existing or rospective dealers within DISTRIBUTOR'S distribution network.
19.6 No other penalties will be associated with termination of this AGREEMENT.

20.0 EXCLUSIVITY

It is understood and agreed that for so long as this AGREEMENT shall be in effect, no other person, firm, or corporation will be granted a Master Distribution License for selling the same PRODUCT in the above stated territory, except as set forth in this AGREEMENT.

21.0 SALE TO MANUFACTURER OR SUBSIDIARIES OR OTHER DEALERS

MANUFACTURER reserves the right to sell its PRODUCTS to any and all departments and subsidiaries of MANUFACTURER and other dealers, distributors, manufacturers or suppliers outside of this AGREEMENT without compensation or commission to DISTRIBUTOR.

22.0 ACCEPTANCE OF ORDERS

22.1 All orders received by MANUFACTURER are subject to acceptance by MANUFACTURER and MANUFACTURER agrees that will endeavor to fill the orders as promptly as practicable; however, all orders, whether a delivery date is specified or not, shall be subject to delays in manufacture or in delivery due to any cause beyond the reasonable control of MANUFACTURER.
22.2 DISTRIBUTOR expressly releases MANUFACTURER from any and all liability or loss arising from the failure of MANUFACTURER to fill any orders of DISTRIBUTOR due to cause beyond control of MANUFACTURER.
22.3 In the event notice of nonacceptance of an order is not deposited in the United States mail to DISTRIBUTOR within ten days after the order is received by MANUFACTURER, such order shall be accepted; provided, however, MANUFACTURER shall not be obligated to ship anywhere until arrangements have been made by DISTRIBUTOR with MANUFACTURER for payment. All items covered by such orders shall be shipped by MANUFACTURER freight on board factory in Pompano Beach, Florida, or from such other location where locations as MANUFACTURER shall deem proper.

23.0 RESPONSIBILITY OF MANUFACTURER

23.1 MANUFACTURER shall be responsible for those items specified on the order as accepted and shall have no responsibility for the installation of REPLACEMENT PARTS.
23.2 DISTRIBUTOR shall carefully check all shipping and immediately upon delivery MANUFACTURER shall be notified in writing within ten calendar days after delivery of any shortages or defects. If no notice is given within such time, the shipment shall be deemed accepted as shipped.
23.3 MANUFACTURER shall have no responsibility or liability for changes and shall have no responsibility or liability for any items of property not ordered from MANUFACTURER.
23.4 All orders shall be signed and approved by DISTRIBUTOR and the customer before the sale is made by DISTRIBUTOR.

24.0 PLACE OF BUSINESS AND ADVERTISING

24.1 DISTRIBUTOR agrees to maintain a permanent place of business and to use its best efforts in the sale of MANUFACTURER's PRODUCTS.
24.2 DISTRIBUTOR shall pay all of its own expenses including all expenses of its sales personnel and sales organization.
24.3 MANUFACTURER will provide brochures, literature, sales representatives' books and price lists relating to MANUFACTURER's PRODUCTS.

DISTRIBUTOR acknowledges that the MANUFACTURER is either the owner or licensor of all trademarks, copyrights, patents, design rights, and other industrial and intellectual property rights used or embodied in the PRODUCTS or parts and any such rights that the MANUFACTURER may have in the foregoing remain the sole and exclusive property of the MANUFACTURER.
24.4 No content, on MANUFACTURER's website, including copy written material, may be used on any other website or publication without the written permission of MANUFACTURER and such consent may be withdrawn at any time.

25.0 ASSIGNMENT

This AGREEMENT constitutes a personal contract and DISTRIBUTOR shall not transfer this AGREEMENT without MANUFACTURER's prior, express, and written consent. MANUFACTURER consents to the assignment of this AGREEMENT to AUTO DISTRIBUTORS, INCORPORATED, a Nevada corporation, or to ZAP Incorporated, a California corporation, should DISTRIBUTOR desire to do so.

26.0 WAIVER

26.1 Failure of either party at any time to require performance by the other party of any provision of this AGREEMENT shall in no way affect the right to require such performance at any time thereafter.
26.2 The waiver of either party to any provision this AGREEMENT shall not be taken or held to be a waiver of any succeeding breach of such provisions or as a waiver of the provision itself.

27.0 GOVERNING LAW

It is agreed that this AGREEMENT shall be governed by, construed, and enforced in accordance with the laws of the state of Nevada.

28.0 ENTIRE AGREEMENT

This AGREEMENT shall constitute the entire AGREEMENT between the parties. Any prior understanding or representation of any kind preceding the date of this AGREEMENT shall not be binding on either party except to the extent incorporated in this AGREEMENT.

29.0 MODIFICATION OF AGREEMENT

Any modification of this AGREEMENT or additional obligation assumed by either party in connection with the AGREEMENT shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

30.0 ARBITRATION

Any controversy or claim arising out of or relating to this AGREEMENT, or breach thereof, shall be settled by binding arbitration administered by the American Arbitration Assoication under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Arbitration hearings shall be held in Miami, Florida and each party shall pay its own expenses.

31.0 EFFECT OF PARTIAL INVALIDITY

The invalidity of any portion of this AGREEMENT will not and shall not be deemed to affect the validity of any other provision. In the event that any provision of this AGREEMENT is held to be invalid, the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

32.0 PARAGRAPH HEADINGS

The titles to the paragraphs this AGREEMENT are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this AGREEMENT.

33.0 APOLLO POWER PLANTS

In the event that the DISTRIBUTOR proposes an acceptable Limited Plan of Distribution to the MANUFACTURER covering the sale and maintenance of On-Site Apollo Power Plants in certain parts of the territory, the MANUFACTURER will grant the DISTRIBUTOR the right to sell and maintain Apollo Power Plants in those areas.


                              APOLLO ENERGY SYSTEMS INC, a Delaware Corporation,


Dated: August 6, 2004             By /s/ Robert R. Aronsson
                                     -------------------------------
                                     Robert R. Aronsson, Chairman of the Board



                              Voltage Vehicles, a Nevada Corporation,

Dated: August 6, 2004             By /s/ Steven M. Schneider
                                     -------------------------------
                                     Steven M. Schneider, Chairman of the Board

                          VOLTAGE VEHICLES CORPORATION
                                 501 4TH Street
                          Santa Rosa, California 95401
                       Tel 707 525 8658 - FAX 707 569 9580


                                 PURCHASE ORDER

                                                                  August 6, 2004

TO:  Apollo Energy Systems, Inc.
     2301 N.W. 33rd Court
     Pompano Beach, Florida 33069


Electric Propulsion Systems ($13,500) = Installation ($900) = $14,400 per System
--------------------------------------------------------------------------------


Deliver In      Quantity       Unit Price                            Total
----------      --------       ----------                        ------------

   2004             50          $14,400                          $    720,000

   2005            450          $14,400                             6,480,000

   2006          1,500          $14,400                            21,600,000

   2007          2,000          $14,400                            28,800,000

   2008          3,000          $14,400                            43,200,000
                                                                 ------------
                                                    TOTAL        $100,800,000


                                             VOLTAGE VEHICLES CORPORATION

                                             /s/ Stephen M. Schneider
                                             -----------------------------
                                             Stephen M.  Schneider, Chairman



This order accepted by:
APOLLO ENERGY SYSTEMS, INC.

/s/ Robert R, Aronsson
-------------------------
Robert R. Aronsson, Chairman